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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                  ____________

                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported):           February 21, 1997



                            MEDIA ARTS GROUP, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      0-24294                 77-0354419
--------------------------------------------------------------------------------
   (State of              (Commission File Number)      (IRS Employer
 Incorporation)                                       Identification No.)


               521 Charcot Avenue, San Jose, California, 95131
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (408) 324-2020
              (Registrant's telephone number, including area code)

         -------------------------------------------------------------
         (former name or former address, if changed since last report)

                                Total Pages 116

                   Index to Exhibits appears on page 5 herein




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Item 5.   Other Events.

         On February 21, 1997, the Company and its wholly-owned subsidiaries Thomas Kinkade Stores, Inc. ("TK Stores") and California Coast Galleries, Inc. ("CCG") entered into a $10,000,000 Financing Agreement with the CIT Group/Business Credit, Inc. ("CIT"). Under the Financing Agreement, the Company, TK Stores and CCG may draw down revolving loans in an amount up to $8,000,000, subject to availability based upon their levels of eligible accounts receivable and eligible inventory. In addition, CIT will make available $2,000,000 in support of trade letters of credit issued for the account of the Company, CCG or TK Stores. The Credit Agreement is secured by a lien on the assets of the Company. Loans under the Credit Agreement will bear interest at a rate of prime plus one percent. The arrangement with CIT replaces the senior financing provided by Comerica Bank.

         In conjunction with the Company's new credit arrangements with CIT, on February 21, 1997, the Company's senior subordinated creditor, Levine Leichtman Capital Partners, L.P. ("LLCP"), the Company, TK Stores, CCG and the Company's wholly-owned subsidiaries MAGI Sales, Inc. ("MAGI Sales") and MAGI Entertainment Products, Inc. ("MAGI EP") entered into a Credit Agreement. Pursuant to the Credit Agreement, the Company, TK Stores, CCG, MAGI EP and MAGI Sales issued to LLCP a 13.50% Senior Subordinated Note due December 31, 2001 in the principal amount of $7,400,000 and made a principal payment of $592,500 to LLCP relating to previously issued notes in the aggregate principal amount of $8,000,000 (the "Former Notes"). The Credit Agreement and the $7,400,000 Senior Subordinated Note replace the Former Notes and related agreements. In addition, on February 21, 1997, LLCP exercised in full its warrant to purchase 400,000 shares of Common Stock of the Company, and converted in full $7,500 in principal amount of a convertible Former Note; the exercise price for the aggregate 1,150,000 shares was $.01 per share.










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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     The following exhibits are filed as part of this Report:

                 4.01 Financing Agreement dated as of February 21, 1997 by and among CIT Group/Business Credit, Inc., Media Arts Group, Inc., Thomas Kinkade Stores, Inc. and California Coast Galleries, Inc.

                 4.02 Credit Agreement dated as of February 21, 1997 by and among Levine Leichtman Capital Partners, L.P., Media Arts Group, Inc., Thomas Kinkade Stores, Inc., MAGI Entertainment Products, Inc., California Coast Galleries, Inc. and MAGI Sales, Inc.

                 21.01    List of Subsidiaries.

                 99.01    Press Release of the Company dated February 24, 1997.















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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 28, 1997



                                      MEDIA ARTS GROUP, INC.


                                      By:    /s/ Raymond A. Peterson
                                         --------------------------------------
                                          Name:        Raymond A. Peterson
                                          Title:  Chief Financial Officer and
                                          Senior Vice President of Finance






















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                                 EXHIBIT INDEX

Exhibits.                                                              Page

4.01     Financing Agreement dated as of February 21, 1997 by and
         among CIT Group/Business Credit, Inc., Media Arts Group,
         Inc., Thomas Kinkade Stores, Inc. and California Coast
         Galleries, Inc.                                                6

4.02 Credit Agreement dated as of February 21, 1997 by and among Levine Leichtman Capital Partners, L.P., Media Arts Group,
         Inc., Thomas Kinkade Stores, Inc., MAGI Entertainment
         Products, Inc., California Coast Galleries, Inc. and
         MAGI Sales, Inc.                                               61

21.01    List of Subsidiaries.                                         113

99.01    Press Release of the Company dated February 24, 1997.         114

















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